

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial information extracted from Swift Energy
Oprating Partners 1993-B, Ltd's balance sheet and statement of operations contained in its Form 10-K for the year ended December 31, 1999 and is qualified in it entirety by reference to such financial statements.
</LEGEND>

<PERIOD-TYPE>                   YEAR
<FISCAL-YEAR-END>                              DEC-31-1999
<PERIOD-END>                                   DEC-31-1999
<CASH>                                         107,842
<SECURITIES>                                   0
<RECEIVABLES>                                  111,964
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               219,806
<PP&E>                                         9,319,852
<DEPRECIATION>                                 (7,567,892)
<TOTAL-ASSETS>                                 1,996,430
<CURRENT-LIABILITIES>                          44,304
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     1,931,722
<TOTAL-LIABILITY-AND-EQUITY>                   1,996,430
<SALES>                                        574,173
<TOTAL-REVENUES>                               576,658
<CGS>                                          0
<TOTAL-COSTS>                                  456,079<F1>
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                (20,529)
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            (20,529)
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   (20,529)
<EPS-BASIC>                                    0
<EPS-DILUTED>                                  0

<F1>Includes lease operating expenses, production taxes and depreciation and amortization expense. Excludes general and administrative and interest expense.

